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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                     February 26, 2007 (February 22, 2007)



                           FIRST BANCTRUST CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



    DELAWARE                       000-32535                      37-1406661
 State or other                   (Commission                   (IRS Employer
  jurisdiction                    File Number)               Identification No.)
of Incorporation


                    101 SOUTH CENTRAL AVENUE, PARIS, IL 61944
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

          On February 22, 2007, First BancTrust Corporation issued a news release to report its financial results for the quarter and year ended December 31, 2006. The release is furnished as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (d) Exhibits.

              Exhibit Number

              99.1 Press Release, dated February 22, 2007 issued by First BancTrust Corporation



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST BANCTRUST CORPORATION



Dated:  February 26, 2007                  /s/ Terry J. Howard
                                           -------------------------------------
                                           Terry J. Howard
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit Number

   99.1 Press Release, dated February 22, 2007 issued by First BancTrust Corporation



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